UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8 K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 17, 2007

Zanett, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32589	56-4389547

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

635 Madison Avenue, 15th Floor, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646)502-1800

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On January 17, 2007, Zanett, Inc. issued a press release announcing an upward revision to its previous revenue guidance for the three month period ended December 31, 2006. This press release is furnished herewith as Exhibit 99.1 to this From 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release dated January 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANETT, INC.
Date: January 30, 2007	By:	/s/ Dennis Harkins
Dennis Harkins
Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press release dated January 17, 2007.